April 13, 2005

THE DREYFUS/LAUREL FUNDS, INC.

DREYFUS PREMIER SMALL CAP VALUE FUND

Supplement to Prospectus dated March 1, 2005

The following information supersedes and replaces the third paragraph contained in the section of the fund’s Prospectus entitled “Management—Investment adviser”:

     Ronald P. Gala and Adam T. Logan are the fund’s primary portfolio managers. Mr. Gala has been employed by Dreyfus as a portfolio manager since October 1994 and is also a senior vice president, senior portfolio manager and principal officer of Mellon Equity Associates, LLP (“MEA”), an affiliate of Dreyfus, which he joined in 1993. Mr. Logan has been employed by Dreyfus as a portfolio manager since March 2003 and is also a vice president and portfolio manager of MEA, which he joined in 1998.

The following information supplements and should be read in conjunction with the section of the fund’s Prospectus entitled “Shareholder Guide”:

     The fund currently intends to close to new investors after it reaches $750 million in total assets. Shareholders of the fund at the time the fund closes (the closing date) may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the closing date will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at the closing date generally will not be allowed to buy shares of the fund, with three exceptions. First, new accounts may be opened by participants in group employer retirement plans (and their successor plans), provided that the plans are approved by Dreyfus and establish the fund as an investment option under the plans by the later of the closing date or December 31, 2005. Second, new accounts may be opened by discretionary wrap accounts that are approved by Dreyfus and that establish the fund as an investment option under the discretionary wrap accounts before the closing date. Third, new accounts may be opened for the fund’s primary portfolio managers and Board members who do not have existing accounts. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the closing date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the closing date. The board reserves the right to reopen the fund to new investors after the closing date should circumstances change.

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